UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 22, 2006

INTERNATIONAL MICROCOMPUTER SOFTWARE, INC.
(Exact name of registrant specified in its charter)

California	0-15949	94-2862863
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Rowland Way, Suite 300, Novato, California	94945
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone, including area code:	(415) 878-4000

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On May 22, 2006, IMSI announced that the previously noticed 2006 Annual Meeting of Shareholders of IMSI has been postponed from May 23, 2006 and will be held at the offices of AccessMedia, 9201 Oakdale Avenue, Suite 200, Chatsworth, CA 91311, on June 1, 2006 at 10:00 a.m. Pacific Time.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits. The following documents are filed as exhibits to this report:

20.1	Notice of Postponement dated May 22, 2006.
99.1	Press Release dated May 22, 2006.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL MICROCOMPUTER SOFTWARE, INC.

Dated: May 22, 2006	By:	/s/ Martin Wade, III

Name: Martin Wade, III Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Document Description

20.1	Notice of Postponement dated May 22, 2006.
99.1	Press Release dated May 22, 2006.